UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to § 240.14a-12

ALLEGHENY ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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(1)	Title of each class of securities to which transaction applies:

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(2)	Form, Schedule or Registration Statement No.:

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EXPLANATORY NOTE

On March 18, 2010, Allegheny Energy, Inc. issued the attached newsletter to its employees and retirees relating to its proposed merger with FirstEnergy Corp.

Merger Integration Teams Established;

Will Begin Work in April

Merger Integration Teams of FirstEnergy and Allegheny employees have been established and will begin their work – based in Akron – in mid- to late April. Under the direction of the Steering Committee, the teams will develop plans to fully integrate the companies’ operations following completion of the merger.

“The teams are expected to develop the ‘blueprints’ for how we’ll combine significant parts of our companies. Thorough integration plans typically help post-merger operations run more smoothly because groups understand how they’re expected to operate,” says Executive Vice President and President, FirstEnergy Generation and Steering Committee Chairman Gary Leidich.

Members of the Program Office also have been established. “The members of the Program Office are meeting next Monday to begin the critical task of managing this process. This work will include capturing the full value of combining these companies and ensuring we truly build a better FirstEnergy,” says Curtis Davis, Allegheny’s Chief Operating Officer, Generation and Allegheny Lead on the Steering Committee.

As this work progresses, we will keep you updated in the Merger News. In the meantime, please send your questions to:

merger@firstenergycorp.com or merger@alleghenyenergy.com.

Continued on page 2

IN THIS ISSUE

2	Merger Integration Team Members

3	Questions and Answers

Merger Integration Team Members

	FirstEnergy	Allegheny Energy
Steering Committee	Gary Leidich, Chair	Curtis Davis, Lead
	Lynn Cavalier	Rodney Dickens
	Mark Clark	Ed Dudzinski
	Chuck Jones	David Feinberg
	Leila Vespoli	Eric Gleason

Team Managers	Marty Hall, Lead	David Fisfis, Lead

Program Office	Ellen Boyd (Human Resources)	Patty Giovannelli (Financial)
	Betsy DuWaldt (Communications)	Barbara Jameson (Human Resources)
Matt Richlovsky (Financial)
Eric Weaver (Analyst)

Corporate	Rhonda Ferguson, Lead	David Gray, Lead
	Justin Biltz	George Blankenship
	Betsy DuWaldt	Dan Dunlap
	Karen Hall	Craig Galligan
	Kathy Kolich	David Neurohr
David Winston

Distribution	Mark Julian, Lead	Dave McDonald, Lead
	Mike Ferncez	Mike Doran
	Kaye Jendrisak	Anne Grealy
	Rick O’Callaghan	Jim Longacre
	Ed Shuttleworth	Jim Myers
Sally Simmons

Transmission	Stan Szwed, Lead	Jim Haney, Lead
	John Martinez	John Hilderbrand
	John Stephens	Rod Phillips

Finance	Kelley Mendenhall, Lead	Barry Pakenham, Lead
	Amanda Curtis	Ray Bummer
	Jason Lisowski	Linda Kladnik
	Mike Swartz	Mark Mader
	Jon Taylor	Dawn Ruffner
	Kevin Warvell	Brenda Trout

Fossil Generation/	Frank Lubich, Lead	George Farah, Lead
Environmental	Doug Hartman	Jeannine Hammer
	Doug Koch	Pete Kotsenas
	Dave Petro	Jim Laughner
	Brian Warnaka	Eric Meyer
	Steve Wilkes	Sue Paouncic

Fuels/Dispatch	Mark Fraley, Lead	Mike Delmar, Lead
	Bobby Brown	Jill Leasure
	Gary Yeager	Robin Libbos

Continued on page 3

Merger News	2	March 18, 2010

Merger Integration Team Members (continued from page 2)

	FirstEnergy	Allegheny Energy
Human Resources	Jacquie Roth, Lead	Todd Faulk, Lead
	Peg Breetz	Tom Boothe
	Jim Deimling	David Lutz
	Mary Glance	Warren Stough

IT	Ernie Maley, Lead	Rick Arthur, Lead
	Scott Enterline	Gunther Hehn
Scott Hipkins
Rhonda Lapadot

Supply Chain	Randy Frame, Lead	Jim Kauffman, Lead
	Meghan Beringer	Tim Butala
	Cathy Shew	Don Server

QUESTIONS and ANSWERS

Q When can FirstEnergy employees start to communicate with their counterparts at Allegheny? This will help to “break the ice” as we start viewing ourselves as a team.

A Outside of the Integration Team activities and traditional cooperation with other utilities, including the exchange of non-competitive information, such as safety and construction standards, we must continue to operate as separate companies. Except for the situations described above, you should not contact your counterparts without prior approval of the Integration Teams or Legal Department. With all the restrictions on how we interact during the pre-merger process, it is best to continue to focus on current work until the transaction closes.

It’s very important that we all strictly comply with important legal requirements related to mergers. If you have questions, here are the Legal and FERC contacts:

FirstEnergy

•	Legal questions – John Luecken or Morgan Parke

•	FERC Policy and Compliance-related questions – Alan Laurich

Allegheny

•	Legal questions – David Fisfis or James Arcuri

•	FERC Policy and Compliance-related questions – Kathy Patton or Carol Krysevig

For information on additional merger requirements, refer to the March 10 Merger News.

Q How can we create these special teams comprising FirstEnergy and Allegheny employees when legal restrictions limit interaction between companies?

A Working to plan the integration of the two companies is a type of activity we are allowed to do and is outside the scope of ongoing operations. The Integration Teams are focused solely on post-merger planning, not the operations of the companies in the interim. The teams will focus on assessing operations, processes and procedures, then documenting how employees in the major business groups will operate post-merger.

Merger News	3	March 18, 2010

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

In addition to historical information, this newsletter may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny, including future financial and operating results; FirstEnergy’s and Allegheny’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny shareholder approvals; the risk that FirstEnergy or Allegheny may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this newsletter speak only as of the date of this newsletter. Neither FirstEnergy nor Allegheny undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this newsletter.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger between FirstEnergy and Allegheny, FirstEnergy will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of FirstEnergy and Allegheny and that also constitutes a prospectus of FirstEnergy. Allegheny and FirstEnergy will mail the joint proxy statement/prospectus to their respective stockholders. Allegheny and FirstEnergy urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Allegheny’s website (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.”

PARTICIPANTS IN THE MERGER SOLICITATION

Allegheny, FirstEnergy and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Allegheny and FirstEnergy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Allegheny and FirstEnergy shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Allegheny’s executive officers and directors in its definitive proxy statement filed with the SEC on March 20, 2009 and in its Annual Report on Form 10-K filed with the SEC on March 1, 2010. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2009 and in its Annual Report on Form 10-K filed with the SEC on February 19, 2010. Additional information about Allegheny’s executive officers and directors and FirstEnergy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from Allegheny and FirstEnergy using the website information above.

Merger News	4	March 18, 2010